UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2012

ENER1, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	001-34050	59-2479377
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1540 Broadway, Suite 40

New York, NY 10036

(Address of Principal Executive Offices) (Zip Code)

(212) 920-3500

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

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Item 1.01 Entry Into a Material Definitive Agreement.

This Item 1.01 updates the information with respect to Ener1, Inc.’s (the “Company”) $20 million Debtor-in-Possession Revolving Loan Facility (the “DIP Facility”) reported in Item 1.01 of the Company’s Current Report on Form 8-K dated January 24, 2012 and filed with the United States Securities and Exchange Commission (the “SEC”) on January 30, 2012.

On February 16, 2012, in connection with the Company’s pending voluntary petition seeking relief under the provisions of Chapter 11 of Title 11 of the United States Bankruptcy Code in the case entitled “In re Ener1, Inc.,” Case No. 12-10299 (the “Chapter 11 Case”), the United States Bankruptcy Court for the Southern District of New York granted final authorization for the DIP Facility. As a result of the Bankruptcy Court’s related Order, the entire $20 million of the DIP Facility is available to the Company, subject to the terms and conditions of the DIP Facility (which is incorporated by reference herewith as Exhibit 10.1) and the order of the Bankruptcy Court. As of the date hereof, the Company has borrowed approximately $13 million under the DIP Facility.

Court documents filed in the Chapter 11 Case (other than documents filed under seal or otherwise subject to confidentiality protections) are accessible at the Bankruptcy Court’s Internet site, www.nysb.uscourts.gov, through an account obtained from Pacer Service Center at 1-800-676-6856 or online at http://pacer.psc.uscourts.gov. The information set forth on the foregoing websites shall not be deemed to be a part of or incorporated by reference into this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 2.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On February 14, 2012, Naoki Ota informed the Company of his resignation, effective February 24, 2012, from his position as Chief Technology Officer of the Company. Mr. Ota also resigned from any officer or director positions that he held with any of the Company’s subsidiaries.

Item 9.01	Financial Statements and Exhibits

(d)     Exhibits

Exhibit No.	Description
10.1	Debtor-in-Possession Loan Agreement, dated January 27, 2012, by and among Ener1, Inc., as borrower, and Bzinfin S.A., as agent and lender (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed January 30, 2012).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2012

Ener1, Inc.

By:	/s/ Nicholas Brunero
Name: Title:	Nicholas Brunero Interim President and General Counsel

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